UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 10, 2004


                                   MFRI, INC.
               (Exact Name of Registrant as Specified in Charter)

    Delaware                      0-18370                             36-3922969
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(State or Other                (Commission                         (IRS Employer
 Jurisdiction of                File Number)                 Identification No.)
 Incorporation)


7720 Lehigh Avenue, Niles, Illinois                                        60714
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (847) 966-1000

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
following   provisions  (see  General   Instruction  A.2.  below):

|_|  Written communications  pursuant to Rule 425 under the  Securities
     Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|  Pre-commencement  communications
     pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     On December 10, 2004, MFRI, Inc. (the "Company"), determined that borrowings outstanding under its revolving credit facility as of January 31, 2003 and July 31, 2004, previously reported as long term debt should be classified as current maturities of long-term debt in accordance with the provisions set forth in Emerging Issues Task Force (EITF) 95-22, "Balance Sheet Classification of Borrowings Outstanding under Revolving Credit Agreements That Include both a Subjective Acceleration Clause and a Lock-Box Arrangement." As a result, the balance sheets as of January 31, 2003 and July 31, 2004, will be restated to reclassify borrowings of $10,212,000 and $11,290,000 respectively, from long-term debt to current maturities of long-term debt.

     The restated financial statements will have no impact on the Company's previously reported net income, its loan covenant compliance, its ability to borrow under its loan facility, or its liquidity. The Company's management has discussed these matters with the Company's independent registered public accounting firm. The Company expects to file Form 10-K/A Amendment No. 2 for the year ended January 31, 2004 and Form 10-Q/A for the second quarter ended July 31, 2004, to reflect the restatements as soon as practicable.

                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              MFRI, INC.
                                              (Registrant)


Date: December 15, 2004                   By: __________________________________
                                              Michael D. Bennett
                                              Vice President